CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 SECTION 906
Exhibit 32
Healthcare Realty Trust Incorporated
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Quarterly Report of Healthcare Realty Trust Incorporated (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd J. Meredith, President and Chief Executive Officer of the Company, and I, Austen B. Helfrich, Interim Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 30, 2024
/s/ TODD J. MEREDITH
Todd J. Meredith
President and Chief Executive Officer

/s/ AUSTEN B. HELFRICH
Austen B. Helfrich
Interim Chief Financial Officer